UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2023

Golden Falcon Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39816	85-2738750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Library Avenue, Suite 204 Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

(970) 315-2644

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable Warrant	GFX.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	GFX	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	GFX WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Agreement.

As previously announced, on December 6, 2022, Golden Falcon Acquisition Corp., a Delaware corporation (“Golden Falcon”), MNG Havayollari ve Tasimacilik A.S., a joint stock corporation organized under the laws of Turkey (“MNGA”), Merlin HoldCo, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of MNGA (“HoldCo”), Merlin IntermediateCo, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of HoldCo (“IntermediateCo”), Merlin FinCo, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of HoldCo, and Merlin Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of IntermediateCo entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which, among other things, Merger Sub will merge with and into Golden Falcon (the “Merger”), with Golden Falcon continuing as the surviving company after the Merger, as a result of which Golden Falcon will become an indirect, wholly-owned subsidiary of MNGA (the “proposed transaction”). In addition, on December 6, 2022, MNGA, Golden Falcon Sponsor Group (the “Sponsor”) and other parties thereto, entered into the Registration Rights and Lock-Up Agreement (the “Registration Rights and Lock-Up Agreement”) and Golden Falcon, the Sponsor, MNGA and additional holders of shares of class B common stock, par value $0.0001 per share, of Golden Falcon entered into the Sponsor Support Agreement (the “Sponsor Support Agreement”).

On February 14, 2023, each of the Business Combination Agreement, Registration Rights and Lock-Up Agreement and Sponsor Support Agreement were amended to reflect that at the effective time of the Merger, holders of outstanding warrants to purchase shares of class A common stock, par value $0.0001 per share, of Golden Falcon would receive warrants to purchase MNGA ordinary shares (represented by MNGA’s American depositary shares) instead of receiving MNGA warrants in the form of MNGA’s American depositary warrants, as previously provided.

Additionally, the Business Combination Agreement was amended to clarify that (i) MNGA shall not interfere with the Sponsor’s right to designate two independent directors to the post-effective time board of directors of MNGA (the “MNGA Board”), (ii) the Sponsor shall have the right to remove a Sponsor-designated director from the post-effective time MNGA Board (including any committees thereof), (iii) the Sponsor shall have the exclusive right to fill vacancies created by reason of death, removal or resignation of a Sponsor-designated director (including any committees thereof), (iv) MNGA shall not remove any of the Sponsor-designated directors from the office during their respective three year term, except upon the request of the Sponsor or as set forth in the Amended and Restated Articles of Association (as defined below) or applicable law, and (e) MNGA shall use commercially reasonable efforts to take all action reasonably necessary to comply and ensure the MNGA shareholders and MNGA Board comply with this provision.

In addition, the form of Amended and Restated Articles of Association of MNGA (the “Amended and Restated Articles of Association”) was amended to, among other things, (i) remove the right of MNGA’s majority shareholder, Mapa Insaat ve Ticaret A.S., a joint stock company organized under the laws of Turkey (“Mapa”), and other shareholders that are affiliates of Mapa to receive a dividend privilege on their respective class A shares of MNGA, (ii) clarify that Mapa will hold both class A and class B shares of MNGA post-effective time while other shareholders will hold only class B shares of MNGA, and (iii) change the number of directors from nine to seven.

A copy of each of the amendments to the Business Combination Agreement, the Sponsor Support Agreement, the Registration Rights and Lock-Up Agreement and the form of Amended and Restated Articles of Association is filed herewith as Exhibits 2.2, 10.8, 99.1 and Exhibit A to Exhibit 2.2, respectively, and the foregoing description of each of the amendments is qualified in its entirety by reference thereto.

Important Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction, MNGA intends to publicly file a registration statement on Form F-4 (the “Form F-4”) with the SEC, which will include a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of Golden Falcon’s common stock in connection with Golden Falcon’s solicitation of proxies for the vote by its stockholders with respect to the proposed transaction and other matters as may be described in the definitive proxy statement, as well as a prospectus relating to the offer and sale of the securities of MNGA to be issued in the proposed transaction. The definitive proxy statement/prospectus will be sent to all Golden Falcon stockholders as of a record date to be established for voting on the transaction. Golden Falcon also will file other documents regarding the proposed transaction with the SEC.

Before making any voting decision, investors and security holders of Golden Falcon are urged to read the registration statement, the proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with Golden Falcon’s solicitation of proxies for its stockholders’ meeting to be held to approve the transaction, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about Golden Falcon, MNGA and the proposed transaction.

Investors and securityholders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Golden Falcon and MNGA through the website maintained by the SEC at www.sec.gov.

The documents filed by Golden Falcon with the SEC also may be obtained free of charge at Golden Falcon’s website at www.goldenfalconcorp.com or upon written request to: Golden Falcon Acquisition Corp., 850 Library Avenue, Suite 204, Newark, DE 19711.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT ON FORM 8-K. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference contain certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report on Form 8-K and the documents incorporated by reference, including statements regarding the benefits of the proposed transaction, the anticipated timing of the completion of the proposed transaction, the intention to offer redemption alternatives to Golden Falcon stockholders, the anticipated growth and expansion of MNGA’s business, trends and developments in air cargo industry, MNGA’s addressable market, competitive position, potential market opportunities, expected synergies, anticipated future financial and operating performance and results and the expected management and governance of MNGA, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Golden Falcon and its management, and MNGA and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of Golden Falcon’s securities; Golden Falcon’s potential failure to obtain an extension of the deadline for the proposed transaction; the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the business combination agreement by the stockholders of Golden Falcon; failure to satisfy the minimum cash amount following redemptions by Golden Falcon’s public stockholders in connection with the stockholder vote to extend the business combination deadline and the stockholder vote to approve the business combination agreement and the transactions contemplated thereby; failure to receive certain governmental and regulatory approvals; the lack of a third party valuation in determining whether or not to pursue the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; costs related to the proposed transaction; actual or potential conflicts of interest of Golden Falcon’s management with its public stockholders; the effect of the announcement or pendency of the proposed transaction on MNGA’s business relationships, performance, and business generally; risks that the proposed transaction disrupts current plans of MNGA and potential difficulties in MNGA’s employee retention as a result of the proposed transaction; the outcome of any legal proceedings that may be instituted against MNGA or against Golden Falcon related to the business combination agreement or the proposed transaction; failure to realize the anticipated benefits of the proposed transaction; the inability to meet and maintain the listing of Golden Falcon’s securities (or the securities of MNGA) on the NYSE; the risk that the price of Golden Falcon’s or MNGA’s securities may be volatile due to a variety of factors, including macro-economic and social environments affecting MNGA’s business and changes in the combined capital structure; the inability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; the risk that MNGA will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; negative economic conditions that could impact MNGA and the air cargo business in general; factors that affect air cargo companies generally; changes in, and MNGA’s ability to comply with, laws and government regulations, particularly, the civil aviation regulatory framework; competition in the air cargo industry; reduction in demand for MNGA’s cargo or charter operations, including as a result of reductions in global trade growth or e-commerce activity, government reduction or limitation of operating capacity; risks associated with MNGA doing business in emerging markets; conflict and uncertainty in neighboring countries; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Golden Falcon’s Annual Report on Form 10-K which was filed by Golden Falcon on March 31, 2022 (the “2021 Form 10-K”), and subsequently filed Quarterly Reports on Form 10-Q, as such factors may be updated from time to time in Golden Falcon’s filings with the SEC, the Form F-4 and the proxy statement/prospectus contained therein. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Golden Falcon and MNGA caution that the foregoing list of factors is not exclusive.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Golden Falcon nor MNGA gives any assurance that either Golden Falcon or MNGA or the combined company will achieve its expected results. Neither Golden Falcon nor MNGA undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Participants in the Solicitation

MNGA and Golden Falcon and their respective directors and officers and other members of management may, under SEC rules, be deemed to be participants in the solicitation of proxies from Golden Falcon stockholders with the proposed transaction and the other matters set forth in the proxy statement/prospectus. Information about Golden Falcon’s directors and executive officers is set forth in Golden Falcon’s filings with the SEC, including the 2021 Form 10-K. Additional information regarding the direct and indirect interests, by security holdings or otherwise, of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described above under “Important Information About the Proposed Transaction and Where to Find It.”

No Offer or Solicitation

This Current Report on Form 8-K is for information purposes only and shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.2	Amendment to Business Combination Agreement, dated as of February 14, 2023, by and among Golden Falcon Acquisition Corp., MNG Havayollari ve Tasimacilik A.S., Merlin HoldCo, LLC, Merlin IntermediateCo, LLC, Merlin FinCo, LLC and Merlin Merger Sub, Inc.

10.8	Amendment to Sponsor Support Agreement, dated as of February 14, 2023, by and among Golden Falcon Acquisition Corp., MNG Havayollari ve Tasimacilik A.S., and the Sponsor Persons (as defined in the Sponsor Support Agreement filed with the SEC on December 12, 2022 as Exhibit 10.1 of the Current Report on Form 8-K).

99.1	Amendment to Registration Rights and Lock-Up Agreement, dated as of February 14, 2023, by and among MNG Havayollari ve Tasimacilik A.S. and the stockholders of Golden Falcon Acquisition Corp. and MNG Havayollari ve Tasimacilik A.S., parties thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN FALCON acquisition corp.

By:	/s/ Makram Azar
Name:	Makram Azar
Title:	Chief Executive Officer

Date: February 21, 2023